STEIN ROE INVESTMENT TRUST
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GROWTH & INCOME FUND
BALANCED FUND
GROWTH STOCK FUND
CAPITAL OPPORTUNITIES FUND
SPECIAL FUND
YOUNG INVESTOR FUND
SPECIAL VENTURE FUND
INTERNATIONAL FUND
EMERGING MARKETS FUND
Supplement to Prospectuses Dated Feb. 3, 1997

GROWTH OPPORTUNITIES FUND
Supplement to Prospectus Dated May 9, 1997
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Stein Roe Investment Trust has appointed Liberty Financial
Investments, Inc., One Financial Center, Boston, MA 02111, as distributor of the Funds effective Jan. 1, 1998. Liberty Finan-cial Investments, Inc. is a subsidiary of Colonial Management Associates, Inc. which is an indirect subsidiary of Liberty Finnancial Companies.

This Supplement is Dated Dec. 19, 1997